Exhibit 10.8

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of [●], 2021, between Mason Industrial Technology, Inc., a Delaware corporation (the “Company”), and Mason Industrial Sponsor LLC, a Delaware limited liability company (the “Purchaser”).

Recitals

WHEREAS, the Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of 40,000,000 units (or 46,000,000 units if the IPO over-allotment option (the “IPO Option”) is exercised in full) (the “Public Units”), at a price of $10.00 per Public Unit, each Public Unit comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares,” and the Class A Shares included in the Public Units, the “Public Shares”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrants,” and the Warrants included in the Public Units, the “Public Warrants”), and the Registration Statement has been declared effective;

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which concurrently with the closing of the Company’s initial Business Combination (the “Business Combination Closing”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, on a private placement basis, the number of units (the “Forward Purchase Units”) determined pursuant to Sections 1(a)(ii), (iii) and (iv) hereof, each comprised of one Class A Share (each, a “Forward Purchase Share”) and one-third of one warrant (each, a “Forward Purchase Warrant”), on the terms and conditions set forth herein (the Forward Purchase Shares, the Forward Purchase Warrants underlying the Forward Purcahse Units and the Class A Shares underlying the Forward Purchase Warrants, the “Forward Purchase Securities”);

WHEREAS, the Company’s Class B common stock, par value $0.0001 per share (the “Class B Shares”), are convertible into Class A Shares on the terms and conditions set forth in the Company’s certificate of incorporation, as it may be amended from time to time (the “Charter”);

WHEREAS, in connection with the IPO, the Purchaser will purchase an aggregate of 6,666,667 warrants (or 7,466,667 warrants if the IPO Option is exercised in full) at a price of $1.50 per warrant, in a private placement that will close simultaneously with the IPO Closing (the “Private Placement Warrants”), each Private Placement Warrant exercisable for one Class A Share at $11.50 per share;

WHEREAS, proceeds from the IPO and the sale of the Private Placement Warrants in an aggregate amount equal to the gross proceeds from the IPO will be deposited into a trust account for the benefit of the holders of the Public Shares (the “Trust Account”), as described in the Registration Statement;

WHEREAS, the amounts available to the Company from the Trust Account (after giving effect to any redemptions of Public Shares) and any other equity or debt financing obtained by the Company in connection with the Business Combination (the “Available Cash”), together with the proceeds from the sale of the Forward Purchase Units, will be used to satisfy the cash requirements of the Business Combination, including funding the purchase price and paying expenses and retaining amounts specified in the definitive agreement for the Business Combination (the “Definitive Agreement”) to be retained for use by the post-Business Combination company for working capital or other purposes (the “Cash Requirements”); and

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1.    Sale and Purchase.

(a) Forward Purchase Units.

(i) Subject to Sections 1(a)(ii), (iii) and (iv), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, up to a maximum of 8,000,000 Forward Purchase Units (the “Maximum Units”) for a purchase price of $10.00 per Forward Purchase Unit (the “Forward Purchase Price”), or up to a maximum of $80,000,000 in the aggregate. Each Forward Purchase Warrant will have the same terms as each Private Placement Warrant, and will be subject to the terms and conditions of the Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent, in connection with the IPO, mutatis mutandis.

(ii) The number of Forward Purchase Units to be issued and sold by the Company and purchased by the Purchaser hereunder shall be determined as follows:

(A) As soon as reasonably practicable, but in no event less than ten (10) Business Days prior to the Company’s entry into the Definitive Agreement, the Company shall provide the Purchaser with notice (the “Initial Company Notice”) of the number of Forward Purchase Units that it desires the Purchaser to purchase pursuant to this Agreement, which shall be equal to its good faith estimate of that number which, after payment of the aggregate Forward Purchase Price by the Purchaser, will result in gross proceeds to the Company equal to the amount of funds necessary for the Company to satisfy the Cash Requirements less the Available Cash; provided, however, that such number shall in no event exceed the Maximum Units; and provided, further, that, notwithstanding the foregoing, the Purchaser shall in any event have the option to purchase up to the Maximum Units. Following delivery of the Initial Company Notice, the Company shall provide the Purchaser with such other information as the Purchaser (or any applicable Transferee pursuant to Section 4(c) hereof) may reasonably request so that the Purchaser (or such Transferee) may seek the approval of its investment committee to consummate the purchase of the Forward Purchase Units hereunder.

(B) Within five (5) Business Days after receipt of the Initial Company Notice, the Purchaser shall provide the Company with notice (the “Initial Purchaser Notice”) of the decision of Mason Capital Management LLC as to the number of Forward Purchase Units it wishes to purchase pursuant to this Agreement, if any, which shall not exceed the Maximum Units, which notice shall constitute the binding obligation of the Purchaser to purchase such number of Forward Purchase Units, subject to the terms and conditions of this Agreement.

(iii) At least two (2) Business Days before the Business Combination Closing, the Company shall provide the Purchaser with an updated notice (the “Final Company Notice”) including:

(A) its determination, based on the actual number of Public Shares validly submitted for redemption or other changes in the Cash Requirements, of the number of Forward Purchase Units that it desires the Purchaser to purchase pursuant to this Agreement;

(B) the anticipated date of the Business Combination Closing; and

(C) instructions for wiring the Forward Purchase Price.

(iv) At least one (1) Business Day before the Business Combination Closing, the Purchaser shall provide the Company with an updated notice (the “Final Purchaser Notice”) of the number of Forward Purchase Units it will be obligated to purchase pursuant to this Agreement, with no further notification or confirmation necessary from the Company, which number shall not be less than the lesser of (A) the number of Forward Purchase Units that the Purchaser was obligated to purchase pursuant to Section 1(a)(ii) as indicated in the Initial Purchaser Notice and (B) the number of Forward Purchase Units that the Company desires the Purchaser to purchase as specified in the Final Company Notice.

(iv) The closing of the sale of Forward Purchase Units (the “Forward Closing”) shall be held on the same date and concurrently with the Business Combination Closing (such date being referred to as the “Forward Closing Date”). At least one (1) Business Day prior to the Forward Closing Date, the Purchaser shall deliver to the Company the Forward Purchase Price for the Forward Purchase Units by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in such notice to be held in escrow until the Forward Closing. Immediately prior to the Forward Closing on the Forward Closing Date, (i) the Forward Purchase Price shall be released from escrow automatically and without further action by the Company or the Purchaser, and (ii) upon such release, the Company shall issue the Forward Purchase Units to the Purchaser in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), or to a custodian designated by the Purchaser, as applicable. In the event the Business Combination Closing does not occur within five (5) Business Days of the date scheduled for closing, the Forward Closing shall not occur and the Company shall promptly (but not later than one (1) Business Day thereafter) return the Forward Purchase Price to the Purchaser. For purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(b) Legends. Each book entry for the Forward Purchase Securities shall contain a notation, and each certificate (if any) evidencing the Forward Purchase Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND AMONG THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(c) Legend Removal. If the Forward Purchase Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Purchaser’s request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(b). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Forward Purchase Securities without any such legend.

2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights (as defined below) may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Forward Purchase Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Forward Purchase Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Forward Purchase Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g) Restricted Securities. The Purchaser understands that the offer and sale of the Forward Purchase Securities to the Purchaser has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Securities for resale, except as provided herein (the “Registration Rights”). The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of the Forward Purchase Securities is not and is not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act.

(h) No Public Market. The Purchaser understands that no public market now exists for the Forward Purchase Securities, and that the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities.

(i) High Degree of Risk. The Purchaser understands that its agreement to purchase the Forward Purchase Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k) No General Solicitation. Neither the Purchaser, nor, to its knowledge, any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities.

(l) Residence. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m) Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(n) Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Citigroup Global Markets Inc. or Jefferies LLC or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(o) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a) Organization and Corporate Power. The Company is a corporation duly incorporated and validly existing and in good standing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Capitalization. On the date hereof, the authorized share capital of the Company consists of:

(i) 400,000,000 Class A Shares, none of which are issued and outstanding.

(ii) 50,000,000 Class B Shares, 11,500,000 of which are issued and outstanding as of the date hereof, and 1,500,000 of which are subject to forfeiture as described in the Registration Statement. All of the outstanding Class B Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii) 1,000,000 preferred shares, none of which are issued and outstanding.

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Forward Purchase Securities at the Forward Closing has been taken or will be taken prior to the Forward Closing. All action on the part of the stockholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Forward Closing, and the issuance and delivery of the Forward Purchase Securities has been taken or will be taken prior to the Forward Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d) Valid Issuance of Securities. The Forward Purchase Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement will be validly issued, fully paid and nonassessable, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Securities will be issued in compliance with all applicable federal and state securities laws.

(e) Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws, if any, and pursuant to the Registration Rights.

(f) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Charter, bylaws or other governing documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of its securities.

(h) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities.

(i) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

4. Registration Rights; Transfer

(a) Registration. The Company agrees that the Purchaser shall have the registration rights set forth on Exhibit A.

(b) Indemnification.

(i) The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Purchaser (to the extent a seller under the Forward Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of the Purchaser, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Forward Registration Statement, any prospectus included in the Forward Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Company.

(ii) The Purchaser shall, severally and not jointly with any other selling stockholder named in the Forward Registration Statement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in the Forward Registration Statement, any prospectus included in the Forward Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. In no event shall the liability of the Purchaser be greater in amount than the dollar amount of the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Transfer. This Agreement and all of the Purchaser’s rights and obligations hereunder (including the Purchaser’s obligation to purchase the Forward Purchase Securities) may be transferred or assigned, at any time and from time to time, to one or more third parties (each such transferee, a “Transferee”). Upon any such assignment:

(i) the applicable Transferee shall execute a signature page to this Agreement, substantially in the form of the Purchaser’s signature page hereto (the “Joinder Agreement”), which shall reflect the number of Forward Purchase Securities to be purchased by such Transferee (the “Transferee Securities”), and, upon such execution, such Transferee shall have all the same rights and obligations of the Purchaser hereunder with respect to the Transferee Securities, and references herein to the “Purchaser” shall be deemed to refer to and include any such Transferee with respect to such Transferee and to its Transferee Securities; provided, that any representations, warranties, covenants and agreements of the Purchaser and any such Transferee shall be several and not joint and shall be made as to the Purchaser or any such Transferee, as applicable, as to itself only; and

(ii) upon a Transferee’s execution and delivery of a Joinder Agreement, the number of Forward Purchase Securities to be purchased by the Purchaser hereunder shall be reduced by the total number of Forward Purchase Securities to be purchased by the applicable Transferee pursuant to the applicable Joinder Agreement, which reduction shall be evidenced by the Purchaser and the Company amending Schedule A to this Agreement to reflect each transfer and updating the “Number of Forward Purchase Securities”, and “Aggregate Purchase Price for Forward Purchase Securities” on the Purchaser’s signature page hereto to reflect such reduced number of Forward Purchase Securities, and the Purchaser shall be fully and unconditionally released from its obligation to purchase such Transferee Securities hereunder. For the avoidance of doubt, this Agreement need not be amended and restated in its entirety, but only Schedule A and the Purchaser’s signature page hereto need be so amended and updated and executed by each of the Purchaser and the Company upon the occurrence of any such transfer of Transferee Securities.

5. Additional Agreements and Acknowledgements of the Purchaser.

(a) Trust Account.

(i) The Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public stockholders upon the IPO Closing. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(ii) The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(b) Voting. The Purchaser hereby agrees that if the Company seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Purchaser shall vote any Class A Shares owned by it in favor of any proposed Business Combination.

(c) No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

6. Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares and Public Warrants on the New York Stock Exchange (or another national securities exchange).

7. Forward Closing Conditions.

(a) The obligation of the Purchaser to purchase the Forward Purchase Securities at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to the Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i) The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities;

(ii) The Company shall have delivered to the Purchaser a certificate evidencing the Company’s good standing as a Delaware corporation;

(iii) The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Forward Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Forward Closing;

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities; and

(vi) Mason Capital Management LLC shall have approved the purchase of the Forward Purchase Securities by Purchaser.

(b) The obligation of the Company to sell the Forward Purchase Securities at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to the Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities;

(ii) The representations and warranties of the Purchaser set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Forward Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(iii) The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Forward Closing; and

(iv) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities.

8. Termination. This Agreement may be terminated at any time prior to the Forward Closing:

(a) by mutual written consent of the Company and the Purchaser;

(b) automatically:

(i) if the IPO is not consummated on or prior to February 10, 2021; or

(ii) if the Business Combination is not consummated within 24 months from the IPO Closing (or 30 months from the closing of this offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO but has not completed the initial business combination within such 24 month period).

In the event of any termination of this Agreement pursuant to this Section 8, the Forward Purchase Price (and interest thereon, if any), if previously paid, and all Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or stockholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 8 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

9. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Mason Industrial Technology, Inc., 110 E. 59th Street, New York, NY 10022. Attention: Michael Martino c/o Mason Capital Management LLC, with a copy to the Company’s counsel at Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York, 10281, Attention: Steven Fraidin, Esq. and Gregory P. Patti, Jr., Esq.

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this

Section 9(a).

(b) No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Forward Closing.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchaser.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of the Forward Purchase Securities.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Specific Performance. The Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchaser in accordance with the terms hereof and that the Company shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

MASON MANAGEMENT LLC

By:
Name: Michael Martino
Title: Member

Address for Notices:	110 E. 59th Street New York, NY 10022

COMPANY:

MASON INDUSTRIAL TECHNOLOGY, INC.

By:
Name: Derek Satzinger
Title: Chief Financial Officer

[Signature Page to Forward Purchase Agreement]

TO BE EXECUTED UPON ANY ASSIGNMENT AND/OR REVISION IN ACCORDANCE WITH THIS AGREEMENT TO “NUMBER OF FORWARD PURCHASE SECURITIES” AND “PURCHASE PRICE FOR FORWARD PURCHASE SECURITIES” SET FORTH ABOVE:

Number of Forward Purchase Securities and Purchase Price for Forward Purchase Securities as of [●], 202[●], accepted and agreed to as of this day of [●], 202[●].

[●].

By: [●]

By:	/s/ [●]
Name: [●]
Title: [●]

MASON INDUSTRIAL TECHNOLOGY, INC.

By:	/s/ [●]
Name: [●]
Title: [●]

SCHEDULE A

SCHEDULE OF TRANSFERS OF FORWARD PURCHASE SECURITIES

The following transfers of a portion of the original number of Forward Purchase Securities have been made:

Date of Transfer	Transferee	Number of Forward Purchase Shares Transferred	Purchaser Revised Forward Purchase Share Amount

TO BE EXECUTED UPON ANY ASSIGNMENT OR FINAL DETERMINATION OF FORWARD PURCHASE SECURITIES:

Schedule A as of [●], 202[●], accepted and agreed to as of this day of [●], 202[●] by:

MASON INDUSTRIAL TECHNOLOGY, INC.

[●]

By:	[●]

By:	[●]	By:	[●]
	Name: [●]		Name: [●]
	Title: [●]		Title: [●]

EXHIBIT A

REGISTRATION RIGHTS

1. Within thirty (30) days after the Business Combination Closing, the Company shall use commercially reasonable efforts (i) to file a registration statement on Form S-3 for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Forward Registration Statement”) of (x) the Forward Purchase Securities and (y) any other equity security of the Company issued or issuable with respect to the securities referred to in clause (x) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Forward Registration Statement to be declared effective under the Securities Act promptly thereafter, but in no event later than sixty (60) days thereafter, and (iii) to maintain the effectiveness of such Forward Registration Statement with respect to the Purchaser’s Registrable Securities until the earlier of (A) the date on which the Purchaser ceases to hold Registrable Securities covered by such Forward Registration Statement and (B) the date all of the Purchaser’s Registrable Securities covered by the Forward Registration Statement can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

2. In the event the Company is prohibited by applicable rule, regulation or interpretation by the staff (“Staff”) of the Securities and Exchange Commission (“SEC”) from registering all of the Registrable Securities on a Forward Registration Statement or the Staff requires that the Purchaser be specifically identified as an “underwriter” in order to permit such registration statement to become effective, and such Purchaser does not consent in writing to being so named as an underwriter in such registration statement, the number of Registrable Securities to be registered on such Forward Registration Statement will be reduced on a pro rata basis among all the holders of Registrable Securities to be so included, unless otherwise required by the Staff, so that the number of Registrable Securities to be registered is permitted by the Staff and such Purchaser is not required to be named as an “underwriter”; provided, that any Registrable Securities not registered due to this paragraph 2 of this Exhibit A shall thereafter as soon as allowed by the SEC guidance be registered to the extent the prohibition no longer is applicable.

3. If at any time the Company proposes to file a registration statement (a “Registration Statement”) on its own behalf, or on behalf of any other Persons who have registration rights (“Other Holders”), relating to an underwritten offering of ordinary shares, or engage in an Underwritten Takedown off an existing registration statement (a “Company Offering”), then the Company will provide the Purchaser and any Transferee who has purchased at least [●] Forward Purchase Securities (collectively, the “Piggyback Holders”) with notice in writing (an “Offer Notice”) at least five (5) Business Days prior to such filing, which Offer Notice will offer to include in the Registration Statement a minimum of [●] Registrable Securities of the Purchaser (collectively “Piggyback Securities”). Within five (5) Business Days (or, in the case of an Offer Notice delivered to the Piggyback Holders in connection with an Underwritten Takedown, within three (3) Business Days) after receiving the Offer Notice, the Piggyback Holders may make a written request (a “Piggyback Request”) to the Company to include some or all of the Piggyback Holders’ Registrable Securities in the Registration Statement. If the underwriter(s) for any Company Offering advise the Company that marketing factors require a limitation on the number of securities that may be included in the Company Offering: (A) if the Registration Statement relating to the Company Offering is to be filed on behalf of the Company then the number of securities to be so included shall be allocated as follows (i) first, to the Company; and (ii) second, to the Piggyback Holders and holders of Class A Shares or other equity securities of the Company or other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons (pro rata based on the respective number of Registrable Securities held by such person prior to the applicable Company Offering); and (B) if the Registration Statement relating to the Company Offering is to be filed on behalf of Other Holders then the number of securities to be so included shall be allocated as follows: (i) first to such Other Holders; (ii) second, to the Piggyback Holders and holders of Class A Shares or other equity securities of the Company other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons (pro rata based on the respective number of Registrable Securities held by such person prior to the applicable Company Offering); and (iii) third, to the Company. Notwithstanding anything to the contrary in this paragraph 3, the Company hereby agrees that it will not provide an Offer Notice to any Piggyback Holder unless such Piggyback Holder agrees in writing to treat the contents of such Offer Notice as material non-public information.

4. Within three (3) Business Days after receiving notice from the Purchaser of its request to effect an underwritten public offering pursuant to the Purchaser’s registration rights (an “Underwritten Takedown”), the Company shall provide written notice thereof to the Purchaser. Within five (5) Business Days after receiving notice of the Underwritten Takedown, the Purchaser may make a written request to the Company to include some or all of Purchaser’s Registrable Securities in the prospectus supplement relating to the Underwritten Takedown (the “Underwritten Takedown Prospectus”), and subject to the following sentence, the Company shall include such Registrable Securities and the securities requested by the Purchaser and any Transferee, other than the Purchaser, who purchased at least [●] Forward Purchase Securities and proposes to sell at least [●] Registrable Securities in the Underwritten Takedown (each, a “Requesting Holder”) to be included in the Underwritten Takedown (“Requesting Holder Securities”) in the Underwritten Takedown Prospectus. If the underwriter(s) for any Underwritten Takedown advise the Company that marketing factors require a limitation on the number of securities that may be included in the Underwritten Takedown Prospectus, the number of securities to be so included shall be allocated as follows: (i) first, to the Purchaser; (ii) second, to the Requesting Holders (pro rata based on the respective number of Registrable Securities held by the Requesting Holders prior to such Underwritten Takedown); and (iii) third, to the Company. If Purchaser is eligible and includes Registrable Securities in an Underwritten Takedown, it shall not have the ability to withdraw such Registrable Securities from such offering without the consent of the Purchaser, it being understood that the terms of the offering may not be known at the time of notice of such Underwritten Takedown and that the Purchaser shall have the sole discretion to approve such terms (and Purchaser shall not have the right to make any determinations other than whether they wish to include their Registrable Securities in the prospectus supplement). In this regard, by electing to include securities on such offering, Purchaser agrees to cooperate with the Company and the Purchaser in furtherance of such offering, including entering into such customary agreements and take all such actions (including supplying all reasonably requested information) within 48 hours of a reasonable request by the Company, underwriters or the Purchaser.

5. The determination of whether any offering of Registrable Securities pursuant to a Forward Registration Statement or an Underwritten Takedown Prospectus will be an underwritten offering shall be made in the sole discretion of the Purchaser, after consultation with the Company, and the Purchaser shall have the right, after consultation with the Company, to determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees (and the Piggyback Holders or Requesting Holders (as applicable) shall not have the right to make any determinations other than whether it wishes to include its Requesting Holder Securities in the prospectus supplement). The Purchaser shall select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

6. In connection with any underwritten offering, the Company shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Purchaser) in order to facilitate the disposition of such Registrable Securities as are reasonably necessary or required, and in such connection enter into a customary underwriting agreement that provides for customary opinions, comfort letters and officer’s certificates and other customary deliverables.

7. The Company shall pay all fees and expenses incident to the performance of or compliance with its obligation to prepare, file and maintain each Forward Registration Statement (including the fees of its counsel and accountants). The Company shall also pay all Registration Expenses. For purposes of this paragraph 7, “Registration Expenses” shall mean the out-of-pocket expenses of a Company Offering or Underwritten Shelf Takedown, including, without limitation, the following: (i) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any securities exchange on which the Registrable Securities are then listed; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Underwritten Shelf Takedown; and (vi) reasonable fees and expenses of one legal counsel selected by the Purchaser who will represent all the selling shareholders, and who may also serve as counsel to the Purchaser or the Company or both.

8. The Company may suspend the use of a prospectus included in a Forward Registration Statement by furnishing to the Purchaser a written notice (“Suspension Notice”) stating that in the good faith judgment of the Company, it would be either (i) prohibited by the Company’s insider trading policy (as if the Purchaser were covered by such policy) or (ii) materially detrimental to the Company and its stockholders for such prospectus to be used at such time. The Company’s right to suspend the use of such prospectus under clause (ii) of the preceding sentence may be exercised for a period of not more than sixty (60) days after the date of such notice to the Purchaser; provided such period may be extended for an additional thirty (30) days with the consent of a majority-in-interest of the holders of Registrable Securities covered by such Forward Registration Statement, which consent shall not be unreasonably withheld; provided further, that such right to suspend the use of a prospectus shall be exercised by the Company not more than once in any twelve (12) month period. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to a Forward Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to such Forward Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this paragraph to be concluded as promptly as reasonably practicable.

9. The Purchaser agrees that, except as required by applicable law, the Purchaser shall treat as confidential the receipt of any Suspension Notice (provided that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of the terms of this Agreement.

10. The Company’s obligation under paragraph 1 of this Exhibit A is subject to the Purchaser’s furnishing to the Company in writing such information as the Company reasonably requests for use in connection with a Forward Registration Statement, the related prospectus, or any amendment or supplement thereto.

11. The Company shall cooperate with the Purchaser, to the extent the Registrable Securities become freely tradable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Forward Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request and registered in such names as the Purchaser may request.

12. If requested by the Purchaser, the Company shall as soon as practicable, subject to any Suspension Notice, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Purchaser holding any Registrable Securities.

13. As long as the Purchaser shall own Registrable Securities, the Company, at all times while it shall be reporting under the Securities Exchange Act of 1934, as amended, covenants to file all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and to promptly furnish the Purchaser with true and complete copies of all such filings, unless filed through the SEC’s EDGAR system. The Company further covenants that it shall take such further action as the Purchaser may reasonably request, all to the extent required from time to time, to enable the Purchaser to sell the Class A Shares and Warrants held by the Purchaser without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with such requirements.

14. The rights, duties and obligations of the Purchaser under this Exhibit A may be assigned or delegated by the Purchaser in conjunction with and to the extent of any permitted transfer or assignment of Registrable Securities by the Purchaser to any permitted transferee or assignee.